                               [LOGO]  ITT HARTFORD



                                   APPLICATION

                                       FOR

                                  LIFE INSURANCE

     AGENT: THIS NOTICE MUST BE REMOVED AND LEFT WITH THE PROPOSED INSURED(S)

                         HARTFORD LIFE INSURANCE COMPANY
                   HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY
                 ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                         National Service Center Address:
                                  P.O. Box 59179
                              Minneapolis, MN 55459

                  INVESTIGATIVE CONSUMER REPORT PRE-NOTIFICATION

Federal and state laws require notification that, in connection with your application, we may request an investigative consumer report. In addition, such a report may be requested subsequently to update our records if you apply for additional coverage. You may request to be interviewed in connection with the preparation of the investigative consumer report. Within 5 business days of receiving your written request, we will inform you whether or not an investigative consumer report was requested and, if such a report was requested, the address and telephone number of the investigative agency to which the request was made. By contacting the local office and providing proper identification, you may inspect or, for the appropriate fee, receive a copy of such report. The investigative agency may retain information they gather and disclose it at a later date to other persons.

Typically the report will contain information as to character, general reputation, personal characteristics and mode of living, which information is obtained through an interview with you or an adult member of your family, employers or business associates, financial sources, friends, neighbors or others with whom you are acquainted. The information will consist, when applicable, of a confirmation of your identity, age, residence, marital status, and past and present employment including occupational duties, financial information, driving record, sports and recreational activities, health history, use of alcohol or drugs, if any, living conditions and type of community.

                MEDICAL INFORMATION BUREAU (MIB) PRE-NOTIFICATION

Information regarding your insurability will be treated as confidential. Hartford Life Insurance Company, Hartford Life and Accident Insurance Company or ITT Hartford Life and Annuity Insurance Company or its reinsurer(s) may, however, make a brief report thereon to the Medical Information Bureau, a non-profit membership organization of life insurance companies, which operates an information exchange on behalf of its members. If you apply to another Bureau member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply such a company, with the information in its file.

Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. If you question the accuracy of information in the bureau's file, you may contact the Bureau and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of the Bureau's information office is Post Office Box 105, Essex Station, Boston, Massachusetts 02112, telephone number
(617)426-3660.

Hartford Life Insurance Company, Hartford Life and Accident Insurance Company or ITT Hartford Life and Annuity Insurance Company or its reinsurer(s) may also release information in their files to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.

                            PERSONAL HISTORY INTERVIEW

To provide you, our client, with the best possible service, we may follow-up your application for insurance with what we call a personal history interview. This is a phone call placed from our underwriting office. Its purpose is to make sure that our application information is accurate and complete.

We strive to make you the best possible offer for your premium dollar. The personal history interview gives us the opportunity to gather the information necessary for fair and prompt processing of your application.

Our interviewers are trained to conduct their calls in a friendly, professional manner. The nature of the information discussed is always treated as personal and confidential.

/ / Hartford Life Insurance Company
/ / Hartford Life and Accident Insurance Company
/ / ITT Hartford Life and Annuity Insurance Company

PART A                                                   [LOGO]  ITT HARTFORD

1. PROPOSED INSURED INFORMATION -- COMPLETE FOR ALL APPLICATIONS.

a. Name of Proposed Insured   b. Age   c. Sex   d. Height   e. Weight
___________________________   ______   ______   _________   _________

f. Date of Birth              g. Place of Birth      h. Social Sec. No.
___________________________   _____________________  _________________________

i. Residence Address      j. How Long?    k. Former Residence      l. How Long?
________________________  ____________    ______________________   ___________

m. City, State Zip                        n.  City, State Zip
______________________________________    ____________________________________

o.  Occupation/Duties             p. How Long?   q. Employer's Name and Address
________________________________  ____________   ______________________________


2. PROPOSED JOINT INSURED/OTHER COVERED INSURED INFORMATION
    -- COMPLETE IF APPLICABLE.

a. Name of Proposed Insured   b. Age   c. Sex   d. Height   e. Weight
___________________________   ______   ______   _________   _________

f. Date of Birth              g. Place of Birth      h. Social Sec. No.
___________________________   _____________________  _________________________

i. Residence Address       j. How Long?    k. Former Residence     l. How Long?
(if different from above)
________________________   ____________    ______________________  ___________

m. City, State Zip                        n.  City, State Zip
______________________________________    ____________________________________

o.  Occupation/Duties             p. How Long?   q. Employer's Name and Address
________________________________  ____________   ______________________________


3.  OWNER/BENEFICIARY INFORMATION -- COMPLETE FOR ALL APPLICATIONS.

a. Policy Owner Name and Address.     b. Soc. Sec. No. or Tax ID
                                      ___________________________

                                      c. Relationship to Proposed Insured(s)
                                      ______________________________________

                                      d. Owner is:
___________________________________   / / Individual   / / Partnership
                                      / / Corporation  / / Trustee

e. Primary Beneficiary(s).        f. Relationship to      g. % of Death Benefit
   Give full legal names/address.    Proposed Insured(s)

_________________________________  ______________________  ____________________

h. Contingent Beneficiary.         i. Relationship to Proposed Insured(s)
   Give full legal name/address.
________________________________   ____________________________________________


4.  LIFE INSURANCE PLAN INFORMATION -- COMPLETE FOR ALL APPLICATIONS.

a. Name of Basic Policy     b. Face Amount of Policy (Indicate amount of Basic
                               Face Amount and Supplemental Face Amount,
                               if applicable)
_________________________   __________________________________________________

c. Death Benefit Options              d. Automatic Premium Loan  / / Yes / / No
   (Choose One)
/ / Option A (Level)                  e. Is this Insurance Part of a Qualified
/ / Option B (Return of Account Value)   Retirement Plan?
/ / Option C (Return of Premium)         / / Yes  / / No
/ / Other                                If "YES", do you work on a full-time
                                         basis?
f. Is this Insurance Part of a           / / Yes  / / No
   Corporate Owned Life
   Insurance Plan?                    g. Premiums to be Paid:
   / / Yes  / / No                       / / Annually  / / Semi-annually
                                         / / Quarterly / / COM
   If "YES", If you are an employee,
   have you been actively at work     h. Send Billing/Correspondence to
   at least 30 hours per week for        Proposed Insured(s)
   the past 90 days doing your usual     / / Residence      / / Business
   duties at your normal place           / / Policy Owner   / / Other: _______
   of work?    / / Yes    / / No

i. Additional Benefits:
  / / Waiver of Premium   / / Accidental Death Benefit

  / / ___% Increase in Face Amount for ___ Year(s)
      (Last Survivor Interest Sensitive Life Plans Only)

  / / Increase in Coverage Option Rider
      (Individual Variable Life Plans Only)

  / / Additional Insurance Benefit
      $___________ Premium for ______ Year(s).

  / / Other: _________________  / / See Attached Sheet


j. Issue Policy if offered on a                Requested Policy
   Special Class Basis? / / Yes  / / No        Date:______________

k. Special Requests (Attach Additional sheet if necessary.)
   __________________________________________________________

                                APPLICATION CONTINUED

PART B
                                                                     Proposed
   ANSWER THE FOLLOWING QUESTIONS AND GIVE DETAILS        Proposed  Joint/Other
        OF "YES" ANSWERS UNDER #/7./ BELOW                Insured     Covered
                                                                      Insured
                                                          ________  ___________
/5./                                                      YES   NO    YES  NO
________________________________________________________  ________  ___________
a. DURING THE PAST 5 YEARS HAVE YOU CONSULTED A
   PHYSICIAN OR VISITED A CLINIC OR HOSPITAL AS A
   PATIENT?                                                / /  / /    / /  / /
_______________________________________________________________________________
b. Have you had insurance rejected or offered with an
   extra premium?                                          / /  / /    / /  / /
_______________________________________________________________________________
c. Do you plan to travel or reside outside the United
   States? (If yes, state when, where, how long.)          / /  / /    / /  / /
_______________________________________________________________________________
d. Have you smoked cigarettes in the past 12 months?       / /  / /    / /  / /
_______________________________________________________________________________
e. Have you used any other form of tobacco or nicotine
   replacement therapy in the past 12 months (for
   example -- cigar, pipes, chewing tobacco, nicorette
   gum, nicotine patch or nasal spray)?  (If yes,
   specify substance(s).)                                  / /  / /    / /  / /
_______________________________________________________________________________
f. Have you ever been arrested for drug possession, or
   had or been advised to have treatment for alcohol or
   drug abuse?                                             / /  / /    / /  / /
_______________________________________________________________________________
g. Will you replace or change life insurance or annuities
   in any company if this policy is issued? If "yes",
   give details.                                           / /  / /    / /  / /
_______________________________________________________________________________

/6./   HAVE YOU EVER HAD OR BEEN TREATED FOR:
 a. Diabetes, heart attack, angina, chest pain, stroke,
    heart murmur, high blood pressure, or other heart,
    blood or circulatory disorder?                         / /  / /    / /  / /
_______________________________________________________________________________
 b. Emotional or nervous disorder, epilepsy, convulsions,
    brain or spinal cord disorder, cancer or tumor?        / /  / /    / /  / /
_______________________________________________________________________________
 c. Any disease of the kidney, liver, lung, lymph glands,
    muscles, bones, stomach or intestines, AIDS, AIDS
    Related Complex or any immune deficiency disorder?     / /  / /    / /  / /
_______________________________________________________________________________
Question  NAME OF                /7./ GIVE COMPLETE DETAILS INCLUDING NAMES AND
Number    PERSON                      ADDRESSES OF DOCTORS AND HOSPITALS.
--------  ----------------------      ----------------------------------------

________  _____________________       ________________________________________

________  _____________________       ________________________________________

________  _____________________       ________________________________________
_______________________________________________________________________________
/8./ DO YOU HAVE LIFE INSURANCE IN FORCE OR APPLIED FOR? GIVE COMPANY, AMOUNT,
     PLAN, ISSUE YEARS, OWNERSHIP AND IF WAIVER OF PREMIUM OR ACCIDENTAL DEATH BENEFITS ARE INCLUDED.
     --------------------------------------------------------------------------
     Proposed Insured  YES / / NO / /  Proposed Joint Insured   YES / / NO / /
     ________________________________  _______________________________________
     ________________________________  _______________________________________
     ________________________________  _______________________________________
     ________________________________  _______________________________________
______________________________________________________________________________
/9./ VARIABLE LIFE PLAN INFORMATION -- COMPLETE IF APPLICABLE.
 a.  Dollar Cost Averaging Option           h. NET PREMIUM ALLOCATION. SELECT
     / / YES  / / NO                           UP TO 9 SUBACCOUNTS. (0 OR
     (Available on an Annual Mode Only)        MINIMUM OF 10%. MUST TOTAL 100%)
 b.  Guarantee Period                          IF USING SUPPLEMENT, DISREGARD
     ____________________________________      THIS SECTION.
                                                                         %
 SUITABILITY                     YES   NO          FUND NAME         ALLOCATED
 c. Do your believe that this                  ____________________  _________%
    policy will meet your                      ____________________  _________%
    insurance need and financial               ____________________  _________%
    objectives?                                ____________________  _________%
 _________________________________________     ____________________  _________%
 d. DO YOU UNDERSTAND THAT THE                 ____________________  _________%
    AMOUNT AND DURATION OF THE                 ____________________  _________%
    DEATH BENEFIT MAY VARY,                    ____________________  _________%
    DEPENDING ON THE INVESTMENT                ____________________  _________%
    PERFORMANCE OF THE VARIABLE                   FIXED ACCOUNT
    ACCOUNTS IN THE SEPARATE                   ____________________  _________%
    ACCOUNT?
___________________________________________   ________________________________
 e. DO YOU UNDERSTAND THAT THE
    POLICY VALUES MAY INCREASE OR
    DECREASE, DEPENDING ON THE
    INVESTMENT PERFORMANCE OF THE
    VARIABLE ACCOUNTS IN THE
    SEPARATE ACCOUNT?
___________________________________________
 f. Did you receive the separate
    account prospectus for the
    policy applied for?
___________________________________________
 g. Date of Separate Account
    Prospectus: ___________________________
___________________________________________

                                  APPLICATION CONTINUED

Form HL-14622

PART C
                                                                     Proposed
       HAZARDOUS ACTIVITIES OF PROPOSED INSURED(S)        Proposed  Joint/Other
         -- COMPLETE FOR ALL APPLICATIONS.                Insured     Covered
                                                                      Insured
       PLEASE ANSWER ALL QUESTIONS "YES" OR "NO."         ________  ___________
/10./  EXPLAIN "YES" ANSWERS IN THE SPACE PROVIDED.        YES   NO    YES  NO
________________________________________________________  ________  ___________
 a. Within the past 3 years, have you been convicted of,
    pleaded guilty or no contest to:
     (I). three or more moving violations and/or
          accidents?                                       / /  / /   / /  / /
    (II). driving under the influence of alcohol and/or
          drugs?                                           / /  / /   / /  / /
    IF "YES", EXPLAIN:
_______________________________________________________________________________
 b. Have you ever been convicted of a felony or
    misdemeanor other than a minor traffic violation?      / /  / /   / /  / /
    IF "YES", EXPLAIN:
_______________________________________________________________________________
 c. Are you a member, or do you intend to become a
    a member, of the armed forces, including the
    Reserves?                                              / /  / /   / /  / /
    IF "YES", EXPLAIN:
_______________________________________________________________________________
 d. Except for vacation trips, do you intend to travel
    outside the U.S. or Canada within the next two years?  / /  / /   / /  / /
    IF "YES", EXPLAIN:
_______________________________________________________________________________
 e. Do you participate in aeronautics (hand-gliding,
    soaring, sky-diving, ballooning, etc.)?                / /  / /   / /  / /
    IF "YES", EXPLAIN:
 _______   ______    ______________________ _____________
 Jumps/    Total #   Name of Club           Date of Last
 Flight    of Jumps/                        Flight/Jump
 per year  Flights
 ________  _______   ______________________ ______________
________________________________________________________________________________
 f. Do you race, test or stunt drive automobiles,
    motorcycles, motor boats, or jet powered vehicles,
    or do you use or race snow mobiles, dirt bikes,
    dune buggies, etc.? IF "YES", COMPLETE BELOW:          / /  / /   / /  / /
 ____________ ________________  ____________  ____________
 Type of      Type of terrain/  # of Races    Date of Last
 Vehicle      race/course       or Uses/year  Race or Use
 ____________ ________________  ____________  _____________
_______________________________________________________________________________
 g. Do you participate in skin or scuba diving?
    IF "YES", COMPLETE BELOW:                              / /  / /   / /  / /
 __________  __________  ____________________ ____________
 Depth of    # of Times  Name of Club         Date of Last
 Dives       per  Year                        Dive
 ___________ __________  ____________________ ____________
______________________________________________________________________________
 h. Do you participate in any other hazardous sports
    or activities (mountain climbing, competitive
    skiing, rodeos, etc.? IF "YES", EXPLAIN:               / /  / /   / /  / /

_______________________________________________________________________________
 i. Have you ever engaged in or do you plan to engage
    in any aviation activity other than as a fare-paying
    passenger? IF "YES", COMPLETE THE REMAINDER OF THIS
    SECTION.                                               / /  / /   / /  / /
_______________________________________________________________________________
 j. What types and kinds of planes do you fly or intend
    to fly?
 -----------------------------------------------------------------------------
                               PILOT-MILITARY
    PERSON   FLIGHT STATUS       OR RESERVE       PILOT-CIVILIAN  CREW MEMBER
 ----------- ----------------- ---------------  ---------------- --------------
             Hours flown
             Past 12 mos.
 ----------- ----------------- ---------------  ---------------- --------------
             Hours flown
             1-2 yrs. ago
 ----------- ----------------- ---------------  ---------------- --------------
             Hours next
             12 months
 ----------- ----------------- ---------------  ---------------- --------------
             TOTAL SOLO HRS    TOTAL HOURS FLOWN AS A PILOT DATE OF LAST FLIGHT
 ----------- ----------------- ---------------------------- -------------------
_______________________________________________________________________________
 k. Type of Pilot's Certificate(s) or Rating(s)? (check as appropriate)
    / / Student    / / Private    / / Commercial    / / ATR    / / IFR
    Year Issued:____________
_______________________________________________________________________________
 l. If aviation avocation does not qualify for aviation coverage without additional premium, issue policy as follows:
    / / Aviation Coverage with Extra Premium      / / Aviation Exclusion Rider
________________________________________________________________________________

REMARKS -- IDENTIFY QUESTION, PROPOSED INSURED, AND ADDITIONAL DETAILS


________________________________________________________________________________
                              APPLICATION CONTINUED

Form HL-14622

PART D
/11./   AGREEMENT AND ACKNOWLEDGEMENT -- COMPLETE FOR ALL APPLICATIONS.
_______________________________________________________________________________
Each of the undersigned declares that: the statements and answers contained in this application are complete and true to the best of each person's knowledge and belief; and each agrees that coverage can take effect only if the Proposed Insured(s) is/are alive and all answers material to the risk are still true and complete when the policy is delivered and paid for. I/We agree that the statements and answers contained in this application shall form the basis of any contract for life insurance that may be issued; and, a copy of this application shall be attached to and made part of the policy. I/We have received a copy of the Company Compliance Illustration for the life insurance applied for herein.

I/We agree that only an Officer of the Company may alter the terms of the application, the Conditional Receipt or the policy, or waiver any of the Company's rights or requirements.

Signed at__________________________ this _______ day of _____________ 19 ____.

X _____________________________________   _____________________________________
     Signature of Proposed Insured             SIGNATURE OF PROPOSED JOINT
     (Parent or Guardian if under             INSURED/OTHER COVERED INSURED
          15 years of Age)                    (PARENT OR GUARDIAN IF UNDER
                                                   15 YEARS OF AGE)

Owner's Social Security/Tax I.D. No.___________
Under penalties of perjury, I certify that
the above is my correct Tax I.D. Number. I
also certify that the Internal Revenue      X_________________________________
Service has not notified me that I am          Signature of Applicant/Owner
subject to backup withholding.               if other than Proposed Insured(s)

$ ______________________________________  ____________________________________
     Amount Received with Application          Signature of Licensed Agent

_______________________________________________________________________________
/12./  AUTHORIZATION TO OBTAIN, RELEASE, AND DISCLOSE INFORMATION
      -- COMPLETE FOR ALL APPLICATIONS.
-------------------------------------------------------------------------------
I authorize Hartford Life Insurance Company, Hartford Life and Accident Insurance Company or ITT Hartford Life and Annuity Insurance Company
(Hartford) to complete a Personal History Interview and to obtain an Investigative Consumer Report on me or on my children. I authorize the release of any medical or non-medical information that relates to: (1) past or current health conditions including illnesses; sicknesses; diseases; disabilities; disorders; accidents; or injuries; (2) confinements in any hospital; medical facility; or medical clinic; (3) outpatient treatment in any hospital; hospital emergency room; medical facility; or clinic; (4) treatment for alcohol abuse; drug abuse; or mental health protected by Federal Law.

This information may be released by any person or organization that has records or knowledge of my health or of the health of my children, if they are applying for insurance. This includes any doctor; medical professional; health practitioner; therapist; counselor; hospital; clinic; insurer; reinsurer; consumer reporting firm; employer or the Medical Information Bureau (MIB). This information may be released for the purpose of determining eligibility for insurance under a new or an existing policy.

This information may be released to Hartford or to their legal representative. I understand that the MIB will release records of information only to Hartford.

Hartford may release the information in their file(s) to: their reinsurers; the MIB; any other insurance company to whom I or my children apply for life or health insurance; or other persons and/or organizations performing business or legal services in connection with this application or a claim. Except as specified, this information will not be given, sold or transferred to any person without first obtaining my consent. This consent must be written and state the use and the need for such information.

I understand that if I request details about any of the medical information gathered about me or my children which relates to this application; (a) the medical information; and, (b) the identity of the medical care institution or the medical person who provided the information; shall be released to me or to a licensed medical person of my choice.

Upon written request, I will receive details of the method I must use to exercise my rights to access, correct and amend any information gathered about me or my children which relates to this application. I may revoke, upon written request, the right to use this consent form except to the extent that action has already been taken. A photocopy of this consent form is as valid as the original. When requested in writing, I will receive a copy of this form. This consent form will expire: two years from the date of the contract; or, one year from the date below, if no contract has yet been issued.

Dated __________________  Signed X_____________________________________________
                                  Proposed Insured
                                  (Parent or Guardian if under 15 years of Age)

Dated __________________  Signed X_____________________________________________
                                  PROPOSED JOINT INSURED/OTHER COVERED INSURED
                                  (PARENT OR GUARDIAN IF UNDER 15 YEARS OF AGE)

_______________________________________________________________________________
                          APPLICATION CONTINUED
Form HL-14622

PART E  AGENT INFORMATION -- COMPLETE FOR ALL APPLICATIONS.
_______________________________________________________________________________
1. How well do you know the Proposed Insured(s)?
_______________________________________________________________________________
2. Do you have knowledge or reason to believe that replacement of existing life insurance or annuities is involved in this transaction?
_______________________________________________________________________________
3. Personal History Interview

   Most convenient time to call   / / Morning  / / Afternoon

   Place to call        / / Home  / / Business  / / Phone number _____________

   May we interview the Spouse of an adult member of
   the family:                                          / / Yes    / / No

   Show any unusual name pronunciation phonetically. _________________________
_______________________________________________________________________________
4. Estimated annual income, net worth and marital status of
   Proposed Insured(s)?
_______________________________________________________________________________
5. Give the purpose of this insurance and nature of the Owner/Applicant's insurance interest.
_______________________________________________________________________________
6. Policy Information: (Compliance illustration must accompany each application.)
   Annual Scheduled Premium: First Year $_________ Subsequent Years $_________
______________________________________________________________________________
7. This Application is submitted on the following basis:
   / / Medically   / / Non-medically      / / Other
   Has a medical examination been arranged?  / / Yes   / / No
_______________________________________________________________________________
REMARKS -- IDENTIFY QUESTION AND GIVE DETAILS




_______________________________________________________________________________
If the application package is not being submitted through your Broker/Dealer, contact the Broker/Dealer for their suitability requirements. We suggest you send your Broker/Dealer a copy of Part A (Page 1), Section 9, (Page 2) (Suitability and fund selection) and Part E (Agent Information) of the application, along with a copy of the illustration used in the final sale.
_______________________________________________________________________________
PRODUCER CERTIFICATION -- COMPLETE FOR ALL APPLICATIONS.
_______________________________________________________________________________
1. I CERTIFY that I asked each question separately; the answers were recorded as given; and, they are complete and accurate to the best of my knowledge and belief.
2. I CERTIFY that I am duly licensed in the state in which this application was signed.
3. I have given the Proposed Insured(s) the appropriate Disclosure documents.
4. For Variable Life Business, I CERTIFY that I am a NASD Registered Representative.
5. I have complied with state and federal laws on disclosure, cost comparison and replacement.
6. I have reviewed the purchase of this insurance policy as to suitability.
   X_______________________________________      _____________________________
   Signature(s) of Writing Agent(s).             Writing Agent's Code Number
_______________________________________________________________________________
PAY COMMISSIONS AS INDICATED BELOW
(Commission splits are at Writing Agent Level)                      SPLIT
______________________________________________________________________|________
AGENT NAME                   AGENT CODE  SOCIAL SEC./TAX I.D.  1st Yr.  Renewal
-------------------------    ----------  -------------------   -------  -------
_________________________    __________  ___________________   _______  _______
_________________________    __________  ___________________   _______  _______
_________________________    __________  ___________________   _______  _______
Sales Office
Use Only:  F.O.#____  Staff Code ___  Advanced Und. Code ___ Marketing Code __
_______________________________________________________________________________
WHEN CONDITIONAL RECEIPT CAN BE USED
-------------------------------------------------------------------------------
An advance payment may be accepted and the Conditional Receipt may be given ONLY under the following conditions:
1. The advance premium is at least equal to the amount of the full first premium for the mode selected.
2. The answers in Part B, questions 5f and 6 are "NO".
3. The Proposed Insured(s) appear to be standard risks in all respects.
4. The Conditional receipt is given and the advance premium is collected only at the time the application is taken and signed.
5. The application does not contain a request for postdating.
6. The agent does not make an advance payment for the Proposed Insured or Applicant. If this is done, loss of the agent's license could result.
7. The proposed Insured(s) is/are 75 years old or less, age last birthday.
8. The amount of insurance applied for does not exceed $500,000.
_______________________________________________________________________________
                                AGENT'S REPORT

                               CONDITIONAL RECEIPT

 VALID FOR USE WITH LIFE INSURANCE ON PROPOSED INSURED(S) AGE 75 OR LESS WITH
         THE AMOUNTS OF INSURANCE APPLIED FOR NOT IN EXCESS OF $500,000.

If any person proposed for coverage has answered "Yes" to question 5f or 6, no payment may be accepted with the application.

    1. NO COVERAGE WILL BECOME EFFECTIVE PRIOR TO DELIVERY OF THE POLICY APPLIED FOR UNLESS AND UNTIL ALL THE CONDITIONS OF THIS RECEIPT HAVE BEEN FULFILLED EXACTLY:

        (a) The amount of payment taken with the application must be at least equal to the amount of the full first premium for the mode of payment selected in the application and for the amount of insurance which may become effective prior to delivery of the policy.

        (b) All medical examinations, test, x-rays and electrocardiograms required by the Company must be completed and received at its National Service Center in Minneapolis, Minnesota within 60 days from the date of completion of Part 1 of this application.

        (c) As of the effective date, as defined below, each person proposed for insurance in this application must be a risk insurable in accordance with the Company's rules, limits, and standards for the plan and the amount applied for without any modification either as to plan, amount, riders and/or the rate of premium paid.

        (d) As of the effective date, the state of health and all factors affecting the insurability of each and every person proposed for insurance must be as stated in the application.

    2. Subject to the conditions of paragraph 1, insurance, as provided by the terms and conditions of the policy applied for and in use on the effective date, but for an amount not exceeding that specified in paragraph 3, will become effective as of the effective date. "Effective date", as used herein, is the later of: (a) the date of completion of Part 1 of the application, or (b) the date of completion of all medical examinations, tests, x-rays and electrocardiograms required by the Company. The effective date is determined separately for each person proposed for coverage.

     3. The total amount of insurance which may become effective on any person proposed for insurance shall not exceed $500,000 of life insurance, including any accidental death insurance benefits.

     4. If one or more of the conditions of paragraph 1 have not been fulfilled exactly, there shall be no liability on the part of the Company except to return the applicable payment in exchange for this Receipt.

     5. NO AGENT OR ANY OTHER PERSON IS AUTHORIZED BY THE COMPANY TO WAIVE OR MODIFY IN ANY WAY ANY OF THE PROVISIONS OF THIS CONDITIONAL RECEIPT.

If all the conditions are not fulfilled exactly, the insurance will take effect when the policy is delivered to the owner stated in the application; but only if at the time of such delivery there has been no change in insurability as represented in the application.

All premium checks must be made payable to the Insurance Company. Do not make checks payable to the agent or leave the payee blank.

Received a check totaling $____________from ________________________ in connection with the application for life insurance totaling $__________, bearing the same date as this Conditional Receipt.

Dated at ________________________ this _______ day of _____________, 19___.


                                          _________________________________
                                                 Signature of Agent

I acknowledge possession of this receipt and I certify that I have read it and the agreement in the application. The terms and conditions of this receipt, to which I agree, and the agreement in this application have been explained to me fully by the agent and I understand them.

                                          X________________________________
                                                 Signature of Applicant


  THIS RECEIPT IS TO BE DETACHED AND GIVEN TO THE APPLICANT AT THE TIME OF
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